EXHIBIT 10.1 (A)


                    RESTATED AND AMENDED SETTLEMENT AGREEMENT

EFFECTIVE DATE:            March 29, 2000

PARTIES:                   Telex Communications, Inc.         ("Telex")
                           9600 Aldrich Avenue South
                           Minneapolis, MN  55420

                           Altec Lansing Technologies, Inc.   ("ALTI")
                           Route 6 and 209
                           Milford, PA 18337

This Restated and Amended Settlement Agreement restates and amends in its entirety that Settlement Agreement by and between the parties executed on or about March 29, 2000, and is effective as if fully executed on the Effective Date set forth above.


RECITALS:


         A. Telex currently owns certain trademarks and trademark registrations in connection with the Altec Lansing brand including the trademark registrations listed on the attached Exhibit A (hereinafter the "Registered Marks"), and common law trademarks in the marks ALTEC, ALTEC LANSING, LANSING, VOICE OF THE HIGHWAY, and VOICE OF THE THEATRE, and numerous designs used in connection with each of the foregoing (hereinafter, such registered and unregistered trademarks being referred to as the "Marks").

         B. ALTI holds a license to use the Marks in connection with certain audio products under the terms of a Trademark License Agreement dated November 5, 1985, as amended (the "License Agreement").

         C. There exist between the parties disputes regarding their respective rights and obligations under the License Agreement (the "Dispute").

         D. The parties desire to resolve the Dispute, without admission of wrongdoing by any party, on the terms and subject to the conditions set forth in this Agreement.


AGREEMENTS:


         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows (the "Agreement"):

                                    ARTICLE 1

                          SETTLEMENT OF LICENSE DISPUTE

         1.1) Settlement of License Dispute. Subject to the terms and conditions of this Agreement, Telex and ALTI agree to settle all outstanding issues between them regarding the Dispute, by payment of certain fees in lieu of all past and future royalties due to Telex under the License Agreement and such other agreements as may be set forth below.

         1.2) Effective Date. This Agreement shall become effective upon delivery by ALTI of the wire transfer payment set forth in Section 2.2(b) and the promissory notes described in Sections 2.2(c) and 2.2(d) (the "Effective Date"). In no event shall the Effective Date, which is also hereinafter referred to an the "Closing Date, be a date later than April 30, 2000.

                                    ARTICLE 2
                               SETTLEMENT PAYMENT

         2.1) Settlement Price. The Settlement Price ("Settlement Price") shall be equal to Twelve Million Five Hundred Thousand and no/100 Dollars ($12,500,000.00).

         2.2) Payment of Settlement Price. The Settlement Price shall be paid as follows:

              (a) ALTI has, prior to the Effective Date of this Agreement (as defined below), paid to Telex the aggregate sum of Two Million, One Hundred Thirty Seven Thousand, Seven Hundred Twenty Five and 62/100 Dollars ($2,137,725.62).

              (b) The sum of Six Million Eight Hundred Sixty Two Thousand Two Hundred Seventy Four and 38/100 ($6,862,264.38) (the "Closing Payment") shall be paid on the Closing Date by wire transfer to the account and using the wire transfer instructions set forth in Exhibit 2.2(b)(i); provided, however, that in the event ALTI is unable to obtain the additional financing described in Section 4.4 below, Five Million and no/00 Dollars ($5,000,000) of the Closing Payment shall be paid by ALTI by delivering to Telex a promissory note in the form of Exhibit 2.2(ii)(the "Prior Note").

              (c) The sum of Three Million and no/100 Dollars ($3,000,000.00) shall be paid in accordance with the terms and conditions of a promissory note in substantially the form of Exhibit 2.2(c).

              (d) The balance of the Settlement Price, Five Hundred Thousand and no/100 Dollars ($500,000) shall be paid in full, together with interest accruing at the rate of 8 1/2 percent (8 1/2%) per annum, on March 31, 2005, in accordance with the terms of a promissory note in substantially the form of Exhibit 2.2(d).

         2.3) Allocation of Settlement Price. The Settlement Price shall be allocated as payment of all outstanding (accrued and unaccrued, past and future) royalties, and the parties agree to report this transaction for federal and state tax purposes in accordance with the allocation set forth in this Section 2.3.

         2.4) Security for Promissory Notes. ALTI's performance under the Prior Note described in Sections 2.2(b) shall be secured by a security agreement granting Telex a lien on ALTI's interest in the Marks on the terms set forth on
Exhibit 2.4(a) (the "Prior Security Agreement"). Telex's rights in the Marks will be subordinate in lien and subordinate in payment to the holder of the first lien on the Marks, namely, ALTI's Lender's first priority security interest in the Marks. ALTI's performance under the promissory notes described in Sections 2.2(c) and (d) (the "Subordinate Promissory Notes") shall be secured by a security agreement granting Telex a lien on ALTI's interest in the Marks on the terms set forth on Exhibit 2.4(b) (the "Subordinate Security Agreement"). The Subordinate Security Interest shall be subordinate only to the rights of ALTI's Lender and which shall include such additional subordination, inter-creditor and forbearance provisions as are typically required in such transactions by ALTI's Lender. Telex agrees to execute a subordination agreement (the "Subordination Agreement") evidencing the subordination of its prior security interest and subordinate security interest and the limitation of its remedies thereunder as ALTI's Lender may require, provided that the terms of such documents are typical of those required in similar transactions by ALTI's Lender.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF TELEX

         Telex makes the following representations and warranties to ALTI with the intention that ALTI may rely upon the same and acknowledges that the same shall be true as of the Effective Date and shall survive the Effective Date of this transaction:

         3.1) Organization. Telex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority corporate and otherwise, to own its properties and assets and to conduct its business.

         3.2) Corporate Authority. Telex has all requisite power and authority to execute, perform and carry out the provisions of this Agreement. Telex has taken all requisite corporate action authorizing and empowering Telex to enter into this Agreement and to consummate the transaction contemplated herein.

         3.3) Binding Obligation. This Agreement and the documents executed in connection herewith, constitute the legal, valid and binding obligation of Telex enforceable against it in accordance with their terms.

                                    ARTICLE 4
                     REPRESENTATIONS AND WARRANTIES OF ALTI

         ALTI makes the following representations and warranties to Telex, with the intention that Telex may rely upon the same and acknowledges that the same shall be true as of the Effective Date and shall survive the Effective Date of this transaction:

         4.1) Organization. ALTI is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite power and authority, corporate and otherwise to own its properties and assets and to conduct its business.

         4.2) Corporate Authority. ALTI has all requisite power and authority to execute, perform and carry out the provisions of this Agreement. ALTI has taken all requisite corporate action authorized and empowering ALTI to enter into this Agreement and to consummate the transactions contemplated hereby.

         4.3) Binding Obligation. This Agreement and the documents executed in connection herewith constitute the legal, valid, and binding obligation of ALTI enforceable against it in accordance with their terms.

         4.4) Best Efforts to Obtain Financing. ALTI has and will continue to use its best efforts to locate at least $5,000,000 of additional financing, secured primarily by a first priority lien on the Marks in favor of ALTI's Lender to enable it to perform its obligations under this agreement on terms customarily available for borrowers of similar credit worthiness. In the event that ALTI has not obtained such financing on or before the Closing Date, ALTI shall continue to use its best efforts after the Closing Date to obtain replacement financing to pay to Telex the unpaid balance of the Prior Note.

                                    ARTICLE 5
                        CONDITIONS OF TELEX'S OBLIGATIONS

         The obligations of Telex to close the transaction contemplated by this Agreement shall be subject to the observance or performance of the following conditions on or before the Effective Date:

         5.1) Truth of Representations and Warranties. The representations and warranties of ALTI set forth in Article 4 herein shall continue to be true and correct on the Effective Date as though made on such date.

         5.2) Performance of Obligations. ALTI shall have duly performed and complied with all agreements and conditions required in this Agreement to be performed or complied with by ALTI prior to or as of the Effective Date, shall be ready, willing, and able to perform its duties hereunder on or before the Effective Date, and shall have so advised Telex.

                                    ARTICLE 6
                        CONDITIONS OF ALTI'S OBLIGATIONS

         The obligations of ALTI to close the transaction contemplated by this Agreement shall be subject to the observance or the performance of the following conditions on or before the Effective Date:

         6.1) Truth of Representations and Warranties. Telex's representations and warranties set forth in Article 3 herein shall continue to be true and correct on the Effective Date as though made on such date.

         6.2) Performance of Obligations. Telex shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Telex prior to or as of the Effective Date, shall be ready, willing, and able to perform its duties hereunder on or before the Effective Date, and shall have so advised ALTI.


                                    ARTICLE 7
               DOCUMENTS DELIVERED ON OR BEFORE THE EFFECTIVE DATE

         7.1)     Documents Delivered by Telex. On or before the Effective Date,
Telex shall deliver to ALTI the following documents, duly executed as appropriate:

                  (a) Certificate of Good Standing for Telex from the State of Delaware dated no earlier than twenty-five (25) days prior to the Effective Date.

                  (b) Certified copies of corporate resolutions of Telex authorizing it to enter into the transactions contemplated herein.

                  (c) A Mutual General Release in the form of Exhibit 7.

                  (d) Such other documents as ALTI may reasonably request for the purpose of assigning, transferring, granting, conveying and confirming to ALTI or reducing to its possession, any and all assets, property, and rights to be conveyed and transferred by this Agreement.

         7.2) Documents Delivered by ALTI. On or before the Effective Date, ALTI shall deliver to Telex the following documents, duly executed as appropriate:

                  (a) Certificate of Good Standing for ALTI from the Commonwealth of Pennsylvania dated no earlier than twenty-five (25) days prior to the Effective Date.

                  (b) Certified copy of corporate resolutions of ALTI authorizing it to enter into the transactions as contemplated herein.

                  (c) The Subordinate Promissory Notes, and if applicable the Prior Note.

                  (d) The Subordinate Security Agreement, and if applicable the Prior Security Agreement.

                  (e) A Mutual General Release in the form of Exhibit 7.

                  (f) Such other documents as Telex may reasonably request to carry out the transaction contemplated under this Agreement.

         7.3) Further Documents and Assurances. At any time and from time to time after the Effective Date, each party shall, upon the request of another party, execute, acknowledge, and deliver all such further and other assurances and documents, and will take such action consistent with the terms of this Agreement as may be reasonably requested to carry out the transactions contemplated herein and to permit each party to enjoy its rights and benefits hereunder.

                                    ARTICLE 8
                                 INDEMNIFICATION

         8.1) Indemnification by Telex. Telex shall indemnify and hold ALTI harmless from and against all losses or damages suffered by ALTI, including reasonable attorneys' fees and disbursements, which arise out of, relate to, pertain to or concern any misrepresentation by Telex or any breach of Telex's warranties and representations hereunder, or any breach, nonfulfillment or nonperformance by Telex of any of Telex's covenants, duties or obligations hereunder, or any claim, demand, action or proceeding asserted by a creditor of Telex.

         8.2) Indemnification by ALTI. ALTI shall indemnify and hold Telex harmless from and against all losses or damages suffered by Telex (including reasonable attorneys' fees and disbursements) which arise out of, relate to, pertain to or concern any misrepresentation by ALTI, or any breach of ALTI's warranties and representations hereunder, or any breach, nonfulfillment or nonperformance by ALTI of any of ALTI's covenants, duties or obligations hereunder.

                                    ARTICLE 9
                                 CONFIDENTIALITY

         9.1) Admission of Wrongdoing. This Agreement is being entered into without any admission of wrongdoing by any party.

         9.2) Confidentiality. The parties hereby expressly agree to maintain the confidentiality of the terms and conditions of this Agreement, and not to divulge or reveal any of the terms herein to any third party, except to ALTI's Lender and as may be reasonably necessary for tax and/or securities reporting purposes, for purposes of recording the transfer and assignment of the Marks, or as may be otherwise required by law or order of any court of competent jurisdiction. Notwithstanding the foregoing, Telex may reveal the existence of this Agreement to third parties as necessary to advise such third parties of the fact that Telex will be phasing out of its use of the Marks, that Telex's products will begin to be marketed under different brands, and that ALTI may begin selling Professional Audio Products using the Marks at some point. In the event a party is compelled to divulge the terms of this Agreement by legal process, the party shall promptly notify the other party, and the parties agree to cooperate with each other in any effort to obtain an order from the court preventing or limiting the disclosure.

         9.3) Enforcement. The foregoing notwithstanding, the parties recognize and agree that they may use and/or disclose the terms of this Agreement to any court of competent jurisdiction in connection with any action for the interpretation or enforcement of any provision or term set forth herein.

         9.4) Registration and Recording. Nothing in this Agreement shall preclude either party from applying for, maintaining the registration of, or recording any rights or interests in or to any rights, including the intellectual property rights, being transferred under this Agreement.

                                   ARTICLE 10
                               GENERAL PROVISIONS

         10.1) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours (or if faxed after the close of business, receipt shall be deemed to occur on the next business day) or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actually received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

               (a)      To Telex at:

                        Telex Communications, Inc.
                        9600 Aldrich Avenue South
                        Minneapolis, MN  55420
                        Attention:  President
                        and Attention:  General Counsel

                        With a copy to:

                        Ann M. Ladd
                        Fredrikson & Byron, P.A.
                        1100 International Centre
                        900 Second Avenue South
                        Minneapolis, MN  55402

               (b)      To ALTI at:

                        Altec Lansing Technologies, Inc.
                        Route 6 and 209
                        Milford, PA 18337
                        Attention:  President

                        With a copy to:

                        Adam B. Landa
                        Graham & James LLP
                        885 Third Avenue, 21st Floor
                        New York, NY  10022-4834

Addresses may be changed by written notice given pursuant to this Section.

         10.2) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their successors and assigns.

         10.3) Headings. The descriptive headings of the several articles and sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         10.4) Expenses. Each party hereto shall each bear and pay for its own cost and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby, including, without limitation, all fees and disbursements of accountants and attorneys.

         10.5) Entire Agreement Modification and Waiver. This Agreement, together with the Exhibits and the related written agreements specifically referred to herein, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the provision thereof and the circumstance or events specifically made subject thereto and shall not be deemed a waiver of any other term hereof or of the same circumstance or event of any recurrence thereof.

         10.6) Severability. If any provision of this Agreement or its application to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of the provisions to other persons or circumstances shall not be affected thereby, and this Agreement shall be enforced to the greatest extent permitted by law.

         10.7) Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Minnesota.

         10.8) Admission of Wrongdoing. This Agreement is being entered into without any admission of wrongdoing by any party.

         10.9) Counterparts. These Agreement may be executed with counterpart signatures.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in the manner appropriate to each, all as of the day and year first above written.

                                               TELEX COMMUNICATIONS, INC.


                                               By: /s/ Scott Myers
                                                   ----------------------------
                                               Name:  Scott Myers
                                                    ---------------------------
                                               Title: Vice President
                                                     --------------------------
                                               ALTEC LANSING TECHNOLOGIES, INC.


                                               By: /s/ Edward Anchel
                                                   ----------------------------
                                               Name:  Edward Anchel
                                                    ---------------------------
                                               Title: President and CEO
                                                      -------------------------

                                   EXHIBIT A

------------------------------------------ ------------------------------ ---------------------------- ---------------
Mark                                       Registration Number            Country                      Issue Date
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      1380268                        Argentina                    4/30/90
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      A200324                        Australia                    2/17/66
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      58120                          Austria                      9/29/66
----------------------------------------- ------------------------------ ---------------------------- ---------------
ALTEC                                      60565                          Greece                       2/10/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      88484                          Hong Kong                    11/21/79
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      103227                         Mexico                       7/13/66
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      132011                         Sweden                       7/10/70
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      354145                         Switzerland                  2/10/87
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      101768                         Turkey                       4/20/97
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      890602                         United Kingdom               7/16/67
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      860,432                        United States                11/19/68
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC                                      534,754                        United States                12/12/50
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              A348153                        Australia                    7/7/80
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              335509                         Benelux                      6/17/75
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              7033885                        Brazil                       12/10/89
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              216049                         Canada                       9/17/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              369189                         Chile                        5/28/81
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              351185                         Chile                        1/17/90
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              9900147973 (App. No.)          China
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              6041979                        Denmark                      2/23/79
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              78861                          Finland                      9/21/81
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              1309979                        France                       4/25/95
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              947128                         Germany                      7/22/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              25501982                       Hong Kong                    7/6/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              429736                         Indonesia                    6/29/99
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              95565                          Ireland                      7/26/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              46192                          Israel                       7/6/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              639074                         Italy                        12/12/94
----------------------------------------- ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              1354774                        Japan                        10/31/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              M79979                         Malaysia                     9/26/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              197420                         Mexico                       9/8/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              124571                         New Zealand                  7/26/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              104142                         Norway                       1/24/80
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              103459 (App. No.)              Pakistan
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              14479                          Peru                         3/30/95
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              63938                          Singapore                    4/12/75
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              783660                         South Africa                 7/31/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              56392                          South Korea                  6/27/78
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              787240                         Spain                        5/24/77
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              87020                          Taiwan                       1/1/77
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              1040220                        United Kingdom               12/9/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              2,113,891                      United States                11/18/97
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              308193                         Uruguay                      11/25/98
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING                              83520F                         Venezuela                    12/8/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING & DESIGN                     45563                          Philippines                  6/30/89
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING & DESIGN                     TM66711                        Thailand                     12/25/97
------------------------------------------ ------------------------------ ---------------------------- ---------------
ALTEC LANSING & DESIGN                     1,041,673                      United States                6/22/76
------------------------------------------ ------------------------------ ---------------------------- ---------------
LANSING                                    2,106,856                      United States                10/21/97
------------------------------------------ ------------------------------ ---------------------------- ---------------
VOICE OF THE HIGHWAY                       1,172,997                      United States                10/13/81
------------------------------------------ ------------------------------ ---------------------------- ---------------
VOICE OF THE THEATRE                       964642                         Japan                        5/31/72
------------------------------------------ ------------------------------ ---------------------------- ---------------

                               Exhibit 2.2(b)(i)
                           Wire transfer instructions.


US Bank
S.W.I.F.T. # USBKUS44
Acct.: # 1702-2514-0525
Attn.: Telex Communications, Inc.
ABA Routing # 091000022

                               Exhibit 2.2.b(ii)


                                 PROMISSORY NOTE


$5,000,000                                                      April ___, 2000

         FOR VALUE RECEIVED, ALTEC LANSING TECHNOLOGIES, INC., A PENNSYLVANIA CORPORATION (the "Borrower") promises to pay to the order of TELEX COMMUNICATIONS, INC., A DELAWARE CORPORATION, or its successors or assigns (the "Holder"), at its office in Minneapolis, Minnesota or at such other place as may be designated from time to time by the Holder, in lawful money of the United States of America, the principal sum of Five Million and no/100 Dollars ($5,000,000), together with interest on the unpaid principal balance hereof, from the date hereof until this Promissory Note (the "Note") is fully paid, at an annual rate as set forth below, calculated on the basis of the actual number of days elapsed in a 360-day year.

Payment Terms.

                  (a) The Borrower shall pay the principal amount of this Note in full, with accrued interest, in sixteen consecutive quarterly installments, commencing on July 31, 2000, and continuing quarterly thereafter through and including April 30, 2004. The amount of each quarterly payment shall be equal to Three Hundred Twelve Thousand, Five Hundred and no/00 Dollars ($312,500), plus the accrued interest on the unpaid principal balance at the interest rate set forth below.

                  (b) The unpaid principal balance of this Note shall accrue interest at the following rates:

                           May 1, 2000-July 31, 2000                   8.5%
                           August 1, 2000-October 31, 2000             8.75%
                           November 1, 2000-January 31, 2001           9.00%
                           February 1, 2001-April 30, 2001             9.25%
                           May 1, 2001-July 31, 2001                   9.5%
                           August 1, 2001-October 31, 2001             9.75%
                           November 1, 2001-January 31, 2002           10.00%
                           February 1, 2002-April 30, 2002             10.25%
                           May 1, 2002-July 31, 2002                   10.5%
                           August 1, 2002-October 31, 2002             10.75%
                           November 1, 2002-January 31, 2003           11.00%
                           February 1, 2003-April 30, 2003             11.25%
                           May 1, 2003-July 31, 2003                   11.5%
                           August 1, 2003-October 31, 2003             11.75%
                           November 1, 2003-January 31, 2004           12.00%
                           February 1, 2004-April 30, 2004             12.25%

                  (c) Each quarterly payment shall be made by wire transfer and in accordance with the instructions provided by the Holder, unless the Holder agrees in writing to another method of payment.

Prepayment.

         This Note may be prepaid in whole or in part at any time or from time to time without penalty or premium.

Application of Payments.

         Payments hereunder shall be applied first to the payment of accrued interest and then to reduction of principal.

Events of Default.

         The continuation of any one or more of the following events for a seven day period following notice to the Borrower shall constitute an Event of
Default:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of, or interest on, any indebtedness of the Borrower to the Holder within ten (10) days after the due date of the payment;

                  (b) The Borrower shall materially fail to comply with any other agreement, covenant, condition, provision or term contained in
         (i) this Note, and any other promissory note delivered by Borrower to Holder, (ii) that certain Settlement Agreement dated March 29, 2000 by and between Borrower and Holder; (iii) that certain Purchase and Sale Agreement dated March 30, 2000 by and between Borrower and Holder, or
         (iv) that certain Trademark Collateral Assignment and Security Agreement dated April __, 2000 by and between Borrower and Holder, and such failure to comply shall continue for thirty (30) days following notice;

                  (c) An Act of Bankruptcy shall occur with respect to the Borrower. As used herein, an "Act of Bankruptcy" shall be deemed to have occurred with respect to Borrower if: (1) Borrower becomes insolvent; (2) Borrower applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of Borrower or of all or a substantial part of the Borrower's property; (3) Borrower commences a voluntary case under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding under the laws of any jurisdiction; (4) Borrower files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; (5) Borrower admits in writing its inability to pay its debts as they mature; or (6) Borrower makes an assignment for the benefit of its creditors; or

                  (d) A "Change in Control" shall have occurred with respect to Borrower. For purposes of this Section, "Change in Control" means the occurrence of any of the following events: (i) the initial public offering of the Borrower's voting stock; (ii) acquisition by any person, entity or group of 35% or more of the combined voting power of the Borrower's then outstanding voting securities; or (iii) more than 65% of the value of the assets of the Borrower are voluntarily or involuntarily transferred.

Remedies.

         If any Event of Default shall occur with respect to the Borrower, the outstanding unpaid principal and any accrued and unpaid interest shall automatically become due and payable immediately. In addition, upon any Event of Default, the Holder may exercise all rights and remedies under any other instrument, document or agreement in favor of the Holder, and enforce all rights and remedies under any applicable law, including without limitation the rights and remedies available upon default to a secured party under the Uniform Commercial Code as adopted in the State of Minnesota, including, without limitation, the right to take possession of any collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of any collateral, and, in connection therewith, the Borrower will on demand assemble any collateral and make it available to the Holder at a place to be designated by the Holder which is reasonably convenient to both parties.

No Waiver.

         No delay or failure on the part of the Holder in exercising any right or remedy hereunder, or at law or at equity, shall operate as a waiver of or preclude the exercise of any such right or remedy, and no single or partial exercise by the Holder of any such right or remedy shall preclude or estop another or further exercise thereof or exercise of any other right or remedy. No waiver by the Holder hereof shall be effective unless in writing signed by the Holder. A waiver on any one occasion shall not be construed as a waiver of any such right or remedy on any prior or subsequent occasion.

Costs of Collection.

         The Borrower agrees to pay all costs of collection, including attorneys' fees, in the event that any amount under this Note is not paid when due.

Miscellaneous.

         (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actually received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

                  (i)      To Secured Party at:

                                    Telex Communications, Inc.
                                    9600 Aldrich Avenue South
                                    Minneapolis, MN  55420
                                    Attention:  President

                                    and

                                    Attention: General Counsel

                           With a copy to

                                    Ann M. Ladd
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN  55402

                  (ii)     To Borrower at:

                                    Altec Lansing Technologies, Inc.
                                    Route 6 and 209
                                    Milford, PA  18337
                                    Attention:  President

                           With a copy to

                                    Adam B. Landa, Esq.
                                    Graham & James LLP
                                    885 Third Avenue 21
                                    New York, NY  10022

Addresses may be changed by written notice given pursuant to this Section.

         (b) This Note is being delivered in, and shall be governed by the laws of, the State of Minnesota. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         (c) The Holder will not transfer this Note to any entity which may be considered a competitor of the Borrower.

                                  ALTEC LANSING
                                  TECHNOLOGIES, INC.

                                  By
                                     --------------------------------------
                                  Name
                                       ------------------------------------
                                  Title
                                       ------------------------------------

                                 Exhibit 2.2.c

                                 PROMISSORY NOTE


$3,000,000                                                      April ___, 2000

         FOR VALUE RECEIVED, ALTEC LANSING TECHNOLOGIES, INC., A PENNSYLVANIA CORPORATION (the "Borrower") promises to pay to the order of TELEX COMMUNICATIONS, INC., A DELAWARE CORPORATION, or its successors or assigns (the "Holder"), at its office in Minneapolis, Minnesota or at such other place as may be designated from time to time by the Holder, in lawful money of the United States of America, the principal sum of Three Million and no/100 Dollars ($3,000,000), together with interest on the unpaid principal balance hereof, from the date hereof until this Promissory Note (the "Note") is fully paid, at an annual rate equal to eight and one-half percent (8.5%), calculated on the basis of the actual number of days elapsed in a 360-day year.

Payment Terms.

                  (a) The Borrower shall pay the principal amount of this Note in full, with accrued interest, in twelve consecutive quarterly installments, commencing on the earlier of the date hereof or April 30, 2000, with the second installment due and payable June 30, 2000, and continuing quarterly thereafter through and including December 31, 2002. The amount of each quarterly payment shall be equal to the accrued interest on the unpaid principal balance, plus a sum equal to $250,000, subject to the provisions of subsection (b) below.

                  (b) The Borrower shall have the right to pay less than $250,000 in principal in up to two quarters of each of the three years of the term of this Note. In no event, shall any unpaid quarterly payment be less than a sum equal to $200,000 plus the accrued interest on the principal balance.

                  (c) If the Borrower elects to pay less than $250,000 of principal in any quarter, interest shall accrue on the entire unpaid principal balance at a rate of eleven percent (11%) per annum (the "Default Rate") from the first day of the quarter in which the Borrower exercises the election until such time as the Borrower makes additional principal payment(s) equal to such principal payments as would have been made by Borrower had it not exercised its right to pay less than $250,000 in each quarter as provided in subsection (b).

                  (d) Notwithstanding the provisions of subsection (b) above, the entire unpaid principal balance, plus all accrued and unpaid interest, including any Default Rate Interest, shall be due and payable on December 31, 2002.

                  (e) Each quarterly payment shall be made by wire transfer and in accordance with the instructions provided by the Holder, unless the Holder agrees in writing to another method of payment.

Prepayment.

         This Note may be prepaid in whole or in part at any time or from time to time without penalty or premium.

Application of Payments.

         Payments hereunder shall be applied first to the payment of accrued interest and then to reduction of principal.

Events of Default.

         The continuation of any one or more of the following events for a seven day period following notice to the Borrower shall constitute an Event of
Default:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of, or interest on, any indebtedness of the Borrower to the Holder within ten (10) days after the due date of the payment;

                  (b) The Borrower shall materially fail to comply with any other agreement, covenant, condition, provision or term contained in
         (i) this Note, and any other promissory note delivered by Borrower to Holder, (ii) that certain Settlement Agreement dated March 29, 2000 by and between Borrower and Holder, (iii) that certain Purchase and Sale Agreement dated March 30, 2000 by and between Borrower and Holder, or
         (iv) that certain Trademark Collateral Assignment and Security
         Agreement dated April    ,2000 by and between Borrower and Holder, and
         such failure to comply shall continue for thirty (30) days following notice;

                  (c) An Act of Bankruptcy shall occur with respect to the Borrower. As used herein, an "Act of Bankruptcy" shall be deemed to have occurred with respect to Borrower if: (1) Borrower becomes insolvent; (2) Borrower applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of Borrower or of all or a substantial part of the Borrower's property; (3) Borrower commences a voluntary case under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding under the laws of any jurisdiction; (4) Borrower files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; (5) Borrower admits in writing its inability to pay its debts as they mature; or (6) Borrower makes an assignment for the benefit of its creditors; or

                  (d) A "Change in Control" shall have occurred with respect to Borrower. For purposes of this Section, "Change in Control" means the occurrence of any of the following events: (i) the initial public offering of the Borrower's voting stock; (ii) acquisition by any person, entity or group of 35% or more of the combined voting power of the Borrower's then outstanding voting securities; or (iii) more than 65% of the value of the assets of the Borrower are voluntarily or involuntarily transferred.

Remedies.

         If any Event of Default shall occur with respect to the Borrower, the outstanding unpaid principal and any accrued and unpaid interest shall automatically become due and payable immediately. In addition, upon any Event of Default, the Holder may exercise all rights and remedies under any other instrument, document or agreement in favor of the Holder, and enforce all rights and remedies under any applicable law, including without limitation the rights and remedies available upon default to a secured party under the Uniform Commercial Code as adopted in the State of Minnesota, including, without limitation, the right to take possession of any collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of any collateral, and, in connection therewith, the Borrower will on demand assemble any collateral and make it available to the Holder at a place to be designated by the Holder which is reasonably convenient to both parties.

No Waiver.

         No delay or failure on the part of the Holder in exercising any right or remedy hereunder, or at law or at equity, shall operate as a waiver of or preclude the exercise of any such right or remedy, and no single or partial exercise by the Holder of any such right or remedy shall preclude or estop another or further exercise thereof or exercise of any other right or remedy. No waiver by the Holder hereof shall be effective unless in writing signed by the Holder. A waiver on any one occasion shall not be construed as a waiver of any such right or remedy on any prior or subsequent occasion.

Costs of Collection.

         The Borrower agrees to pay all costs of collection, including attorneys' fees, in the event that any amount under this Note is not paid when due.

Miscellaneous.

         (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actually received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

                  (i)      To Secured Party at:

                                    Telex Communications, Inc.
                                    9600 Aldrich Avenue South
                                    Minneapolis, MN  55420
                                    Attention:  President

                                    and

                                    Attention: General Counsel

                           With a copy to

                                    Ann M. Ladd
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN  55402

                  (ii)     To Borrower at:

                                    Altec Lansing Technologies, Inc.
                                    Route 6 and 209
                                    Milford, PA  18337
                                    Attention:  President

                           With a copy to

                                    Adam B. Landa, Esq.
                                    Graham & James LLP
                                    885 Third Avenue 21
                                    New York, NY  10022

Addresses may be changed by written notice given pursuant to this Section.

         (b) This Note is being delivered in, and shall be governed by the laws of, the State of Minnesota. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         (c) The Holder will not transfer this Note to any entity which may be considered a competitor of the Borrower.

                                  ALTEC LANSING
                                  TECHNOLOGIES, INC.


                                  By
                                    ---------------------------------------
                                  Name
                                      -------------------------------------
                                  Title
                                       ------------------------------------

                                 Exhibit 2.2(d)

                                 PROMISSORY NOTE


$500,000                                                         April ___, 2000

         FOR VALUE RECEIVED, ALTEC LANSING TECHNOLOGIES, INC., A PENNSYLVANIA CORPORATION (the "Borrower") promises to pay to the order of TELEX COMMUNICATIONS, INC., A DELAWARE CORPORATION, or its successors or assigns (the "Holder"), at its office in Minneapolis, Minnesota or at such other place as may be designated from time to time by the Holder, in lawful money of the United States of America, the principal sum of Five Hundred Thousand and no/100 Dollars ($500,000), together with interest on the unpaid principal balance hereof, from the date hereof until this Promissory Note (the "Note") is fully paid, at an annual rate equal to eight and one-half percent (8.5%), calculated on the basis of the actual number of days elapsed in a 360-day year.

Payment Terms.

         The principal amount of this Note and interest thereon shall be paid in full on April 30, 2005, and shall be made by wire transfer in accordance with the instructions provided by the Holder, unless the Holder agrees in writing to another method of payment.

Prepayment.

         This Note may be prepaid in whole or in part at any time or from time to time without penalty or premium.

Application of Payments.

         Payments hereunder shall be applied first to the payment of accrued interest and then to reduction of principal.

Events of Default.

         The continuation of any one or more of the following events for a seven day period following notice to the Borrower shall constitute an Event of
Default:

                  (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of, or interest on, any indebtedness of the Borrower to the Holder within ten (10) days after the due date of the payment;

                  (b) The Borrower shall materially fail to comply with any other agreement, covenant, condition, provision or term contained in
         (i) this Note and any other promissory note delivered by the Borrower to the Holder, (ii) that certain Settlement Agreement dated March 29, 2000 by and between Borrower and Holder, (iii) that certain Purchase and Sale Agreement dated March 30, 2000 by and between Borrower and Holder, or (iv) that certain Trademark Collateral Assignment and Security Agreement dated April __, 2000 by and between Borrower and Holder, and such failure to comply shall continue for thirty (30) days;

                  (c) An Act of Bankruptcy shall occur with respect to the Borrower. As used herein, an "Act of Bankruptcy" shall be deemed to have occurred with respect to Borrower if: (1) Borrower becomes insolvent; (2) Borrower applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of Borrower or of all or a substantial part of the Borrower's property; (3) Borrower commences a voluntary case under any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding under the laws of any jurisdiction; (4) Borrower files a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts; (5) Borrower admits in writing its inability to pay its debts as they mature; or (6) Borrower makes an assignment for the benefit of its creditors; or

                  (d) A "Change in Control" shall have occurred with respect to Borrower. For purposes of this Section, "Change in Control" means the occurrence of any of the following events: (i) the initial public offering of the Borrower's voting stock; (ii) acquisition by any person, entity or group of 35% or more of the combined voting power of the Borrower's then outstanding voting securities; or (iii) more than 65% of the value of the assets of the Borrower are voluntarily or involuntarily transferred.

Remedies.

         If any Event of Default shall occur with respect to the Borrower, the outstanding unpaid Loan Amount shall automatically become due and payable immediately. In addition, upon any Event of Default, the Holder may exercise all rights and remedies under any other instrument, document or agreement in favor of the Holder, and enforce all rights and remedies under any applicable law, including without limitation the rights and remedies available upon default to a secured party under the Uniform Commercial Code as adopted in the State of Minnesota, including, without limitation, the right to take possession of any collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of any collateral, and, in connection therewith, the Borrower will on demand assemble any collateral and make it available to the Holder at a place to be designated by the Holder which is reasonably convenient to both parties.

No Waiver.

         No delay or failure on the part of the Holder in exercising any right or remedy hereunder, or at law or at equity, shall operate as a waiver of or preclude the exercise of any such right or remedy, and no single or partial exercise by the Holder of any such right or remedy shall preclude or estop another or further exercise thereof or exercise of any other right or remedy. No waiver by the Holder hereof shall be effective unless in writing signed by the Holder. A waiver on any one occasion shall not be construed as a waiver of any such right or remedy on any prior or subsequent occasion.

Costs of Collection.

         The Borrower agrees to pay all costs of collection, including attorneys' fees, in the event that any amount under this Note is not paid when due.

Miscellaneous.

         (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actually received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

                  (i)      To Secured Party at:

                                    Telex Communications, Inc.
                                    9600 Aldrich Avenue South
                                    Minneapolis, MN  55420
                                    Attention:  President

                           With a copy to

                                    Ann Ladd
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN  55402

                  (ii)     To Debtor at:

                                    Altec Lansing Technologies, Inc.
                                    Route 6 and 209
                                    Milford, PA  18337
                                    Attention:  President

                           With a copy to

                                    Adam B. Landa, Esq.
                                    Graham & James LLP
                                    885 Third Avenue 21
                                    New York, NY  10022

Addresses may be changed by written notice given pursuant to this Section.

         (b) This Note is being delivered in, and shall be governed by the laws of, the State of Minnesota. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         (c) The Holder will not transfer this Note to any entity which may be considered a competitor of the Borrower.

                                  ALTEC LANSING
                                  TECHNOLOGIES, INC.


                                  By
                                     --------------------------------------
                                  Name
                                        -----------------------------------
                                  Title
                                        -----------------------------------

                                 Exhibit 2.4(a)

             TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT



DATE:    April __, 2000               ("Effective Date")

PARTIES: Telex Communications, Inc.         ("Secured Party")
         9600 Aldrich Avenue South
         Minneapolis, MN  55420

         Altec Lansing Technologies, Inc.   ("Debtor")
         Route 6 and 209
         Milford, PA  18337

RECITALS:

         A. Debtor is the owner of all right, title and interest in and to certain trademarks and trademark registrations in connection with the Altec Lansing brand including the trademark registrations listed on the attached Exhibit A (hereinafter the "Registered Marks"), and common law trademarks in the marks ALTEC, ALTEC LANSING, LANSING, VOICE OF THE HIGHWAY, and VOICE OF THE THEATRE, and numerous designs used in connection with the foregoing (hereinafter, such registered and unregistered trademarks being referred to as the "Marks"), subject to a license granted to Telex Communications, Inc.

         B. Secured Party and Debtor have entered into a financing arrangements pursuant to which Secured Party has made loans and advances and provided other financial accommodations to Debtor as set forth in that certain promissory note, dated of even date herewith, made by Debtor in favor of Secured Party in the original principal amount of Five Million and no/00 Dollars ($5,000,000)(as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Promissory Note") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement; and

         E. To induce Secured Party to accept the Promissory Note and provide financial accommodations to Debtor pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein.

AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows (the "Agreement"):

         1.       GRANT OF SECURITY INTEREST

         As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a lien and security interest upon, and a conditional assignment of, the following (being collectively referred to herein as the "Collateral"): (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to the Marks, together with all rights and privileges arising under applicable law with respect to Debtor's use of any of the Marks; (b) the goodwill of the business symbolized by each of the Marks; (c) all future income, fees, royalties and other payments at any time due or payable with respect to the Marks, including, without limitation, payments under all licenses at any time entered into in connection with the Marks; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; and (f) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of the Marks.

         2.       OBLIGATIONS SECURED

         The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party, arising under this Agreement, and/or the Promissory Note (collectively, the "Financing Agreements") including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Promissory Note or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party (all of the foregoing being collectively referred to herein as the "Obligations").

         3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

         (a) Debtor shall pay and perform all of the Obligations according to their terms.

         (b) Debtor owns the title to all of the existing Collateral, and has the right and power to grant the security interest and conditional assignment granted hereunder. Debtor shall, at Debtor's expense, perform all commercially reasonable acts and execute all documents necessary to maintain the existence of the Collateral (as commercially reasonable) consisting of registered Marks as registered trademarks and, where commercially reasonable, to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests of encumbrances of any nature whatsoever, except:
(i) to a first priority security interest granted to ALTI's Lender (as that term is defined in the Settlement Agreement) on the date hereof; (ii) the security interests granted hereunder; (iii) the security interests permitted under the Settlement Agreement by and between the parties dated March 29, 2000; and (iv) the licenses permitted under Section 3(e) below.

         (c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, except as otherwise permitted herein or in the Promissory Note. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder. Secured Party hereby expressly permits Debtor to grant such non-exclusive licenses to the Marks as are commercially reasonable under the circumstances. Secured Party hereby expressly permits the Debtor to grant a first priority security interest in the Collateral to ALTI's Lender on the date hereof. The Secured Party's rights and remedies under this Agreement are hereby expressly made subject and subordinate in lien and subject and subordinate in payment to ALTI's Lender's first priority security interest in the Collateral (including, without limitation, any future advances by ALTI's Lender to protect the Collateral or ALTI's Lender's lien thereon or rights thereto), and to all of ALTI's Lender's rights and remedies under the Subordination Agreement (as that term is defined in the Settlement
Agreement) dated    , 2000 by and between the Debtor, ALTI's Lender and the
Secured Party.

         (d) Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents reasonably requested at any time by Secured Party to evidence the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Secured Party shall be permitted, at Secured Party's sole cost and expense, to perform all acts and execute all documents reasonably necessary to perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

         (e) As of the date hereof, Debtor has not granted any licenses with respect to the Marks other than as set forth in Exhibit B hereto.

         (f) Debtor shall, concurrently with the execution and delivery of this
Agreement, execute and deliver to          for escrow, five (5) originals of a
Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to
Secured Party hereunder.         shall be bound by this Agreement and shall hold
and shall not deliver such Special Power of Attorney to Secured Party, except
pursuant to the terms and conditions of this Agreement.              shall make
no copies of such Special Power of Attorney. Promptly upon termination of this
Agreement, regardless of the reason for such termination,                shall
return to Debtor all five (5) originals of the Special Power of Attorney, and any copies thereof, except such originals as shall have properly been delivered to Secured Party under the terms and conditions of this Agreement.

         (g) Secured Party may, in its reasonable and good faith discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as reasonably requested by Secured Party to preserve, defend, protect maintain, record or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, reasonable attorneys' fees and legal expenses. Debtor shall be liable to Secured Party for such reasonable and actual payments as are made by Secured Party which payments were necessary to preserve, defend, protect maintain, or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Promissory Note and shall be part of the Obligations secured hereby.

         (h) Debtor has not abandoned any of the Marks and Debtor will not do any act, nor omit to do any act, whereby the Marks may become abandoned, invalidated, unenforceable, avoided, or avoidable; provided, that, Debtor may abandon or fail to maintain any of the Marks after thirty (30) days prior written notice to Secured Party with respect to any Marks that satisfy each of the following conditions: (i) any such Trademark is no longer used or useful in the business of Debtor or any of its affiliates, (ii) any such Trademark has not been used by Debtor or any of its affiliates for a period of six (6) months in an applicable territory or more from the date of such written notice to Secured Party and (iii) any such Mark is not otherwise material to the business of Debtor or any of its affiliates in any respect and has little or no value. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Marks may become abandoned, canceled, invalidated, avoided, or avoidable.

         (i) Debtor shall render any assistance, as Secured Party shall in good faith determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Marks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings (except to the extent a trademark may be abandoned as permitted under Section 3(h) above).

         (j) Debtor shall promptly notify Secured Party if Debtor learns of any use by any person of any term or design which it believes infringes on any Mark or is likely to cause confusion with any Mark. Secured Party shall promptly notify Debtor if Secured Party learns of any use by any person of any term or design which it believes infringes on any Mark or is likely to cause confusion with any Mark. Debtor may, at Debtor's sole expense, bring such action as Debtor, in Debtor's sole discretion, may deem advisable for the protection of the Marks; any recovery from such action shall be for the sole use and benefit of Debtor. In the event that Debtor has not brought such action, and Secured Party, in Secured Party's sole discretion deems such action advisable for the protection of Secured Party's interest in and to the Marks, Secured Party may bring such action. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Marks.

         (k) Debtor assumes all responsibility and liability arising from its use of the Marks and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor shall not be obliged to so indemnify and hold Secured Party harmless to the extent such losses, costs, damages, expenses and liabilities are caused by the negligence or willful misconduct of Telex. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or nonrenewal of the Promissory Note.

         (l) Except as otherwise set forth herein, Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Obligations set forth in the Promissory Note and shall be part of the Obligations secured hereby.

         (m) This Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

         4.       EVENTS OF DEFAULT

         All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any Event of Default, as such term is defined in the Promissory Note (each an "Event of Default" hereunder).

         5.       RIGHTS AND REMEDIES

         At any time an Event of Default has occurred and is continuing in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, the Promissory Note, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

         (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Marks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Marks for the sale of goods, completion of work-in-process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor.

         (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its good faith discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

         (c) may release from escrow one or more of the five (5) originals of the Special Power of Attorney held pursuant to paragraph 3(f) of this Agreement. Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of ten (10) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its good faith discretion, deem appropriate or proper to complete such assignment sale, or disposition. In any such event, Debtor shall be liable for any deficiency and, in the event of any surplus, such surplus shall be paid to Debtor or such other person as may be entitled thereto under applicable law or order of any court or other governmental authority.

         (d) In addition to the foregoing, in order to implement the assignment sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Marks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys' fees and legal expenses.

         (e) Secured Party shall apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the Obligations in such order and manner as Secured Party may reasonably determine. Debtor shall remain liable to Secured Party for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount together with interest at the rate then applicable to the Obligations set forth in the Promissory Note. In the event of any surplus, such surplus shall be paid to Debtor or such other person as may be entitled thereto under applicable law or order of any court or other governmental authority.

         (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Marks and Debtor's customer lists and other records relating to the Marks and the distribution thereof

         (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

         6.       JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

         (a) The validity, interpretation and enforcement of this Agreement and the Promissory Note and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Minnesota (without giving effect to principles of conflicts of law).

         (b) Debtor and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of the courts of the State of Minnesota, and the United States District Court for the District of Minnesota and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Debtor and Secured Party in respect of this Agreement, the Promissory Note, or the other Financing Agreements, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agrees that it shall not bring any action with respect to any such matters except in such courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which is reasonably necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

         (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed ten (10) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested. Secured Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed ten (10) days after the same shall have been so deposited in the U.S. mails.

         (d) DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND SECURED PARTY IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Secured Party shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a judgment or court order binding on Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.

         7.       MISCELLANEOUS

         (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actual received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

                  (i)      To Secured Party at:

                                    Telex Communications, Inc.
                                    9600 Aldrich Avenue South
                                    Minneapolis, MN 55420
                                    Attention:  President and
                                    Attention:  General Counsel

                           With a copy to

                                    Ann M. Ladd
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN 55402

                  (ii)     To Debtor at:

                                    Altec Lansing Technologies, Inc.
                                    Route 6 and 209
                                    Milford, PA 18337
                                    Attention: President

                           With a copy to

                                    Adam B. Landa, Esq.
                                    Graham & James LLP
                                    885 Third Avenue 21
                                    New York, NY 10022

Addresses may be changed by written notice given pursuant to this Section.

         (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Debtor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects S corporation status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust unincorporated association, joint stock company, trust joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         (c) This Agreement, the Promissory Note and any other document referred to herein or therein shall be binding upon each party and its successors and assigns and inure to the benefit of and be enforceable by each party and its successors and assigns.

         (d) If any provision of this Agreement or its application to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of the provisions to other persons or circumstances shall not be affected thereby, and this Agreement shall be enforced to the greatest extent permitted by law.

         (e) This Agreement, together with the Exhibits and the related written agreements specifically referred to herein, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). No consent or waiver, expressed or implied, by either party to or of any breach or default by the other party in the performance by the other party of its obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by that party of the same or any other obligations of that party. Failure on the part of either party to complain of any act or failure to act on the part of the other party or to declare the other party in default, irrespective of how long the failure continues, shall not constitute a waiver by that party of its rights under this Agreement.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.


                                    ALTEC LANSING TECHNOLOGIES, INC.


                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------


                                    TELEX COMMUNICATIONS, INC.


                                    By:
                                       --------------------------------------
                                    Name:
                                          -----------------------------------
                                    Title:
                                          -----------------------------------

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )


         On this      day of April, 2000, before me personally came
                  to me known, who being duly sworn, did depose and say, that
he/she is the                of Altec Lansing Technologies, Inc., the
corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.


                                  --------------------------------
                                  Notary Public



STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

         On this      day of April, 2000, before me personally came
                 to me known, who being duly sworn, did depose and say, that
he/she is the                 of Telex Communications, Inc., the corporation
described in and which executed the foregoing instrument; and that he signed his/her name thereto by order of the Board of Directors of said corporation.


                                  --------------------------------
                                  Notary Public

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                                  LIST OF MARKS



Mark                                       Registration Number            Country                      Issue Date
----                                       -------------------            -------                      ----------
ALTEC                                      1380268                        Argentina                    4/30/90
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      A200324                        Australia                    2/17/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      58120                          Austria                      9/29/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      60565                          Greece                       2/10/78
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      88484                          Hong Kong                    11/21/79
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      103227                         Mexico                       7/13/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      132011                         Sweden                       7/10/70
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      354145                         Switzerland                  2/10/87
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      101768                         Turkey                       4/20/97
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      890602                         United Kingdom               7/16/67
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      860,432                        United States                11/19/68
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      534,754                        United States                12/12/50
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              A348153                        Australia                    7/7/80
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              335509                         Benelux                      6/17/75
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              7033885                        Brazil                       12/10/89
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              216049                         Canada                       9/17/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              369189                         Chile                        5/28/81
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              351185                         Chile                        1/17/90
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              9900147973 (App. No.)          China
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              6041979                        Denmark                      2/23/79
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              78861                          Finland                      9/21/81
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              1309979                        France                       4/25/95
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              947128                         Germany                      7/22/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              25501982                       Hong Kong                    7/6/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              429736                         Indonesia                    6/29/99
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              95565                          Ireland                      7/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              46192                          Israel                       7/6/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              639074                         Italy                        12/12/94
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              1354774                        Japan                        10/31/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              M79979                         Malaysia                     9/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              197420                         Mexico                       9/8/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              124571                         New Zealand                  7/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              104142                         Norway                       1/24/80
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              103459 (App. No.)              Pakistan
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              14479                          Peru                         3/30/95
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              63938                          Singapore                    4/12/75
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              783660                         South Africa                 7/31/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              56392                          South Korea                  6/27/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              787240                         Spain                        5/24/77
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              87020                          Taiwan                       1/1/77
-------------------------------------------------------------------------------------------------------------------

Mark                                       Registration Number            Country                      Issue Date
----                                       -------------------            -------                      ----------
ALTEC LANSING                              1040220                        United Kingdom               12/9/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              2,113,891                      United States                11/18/97
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              308193                         Uruguay                      11/25/98
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              83520F                         Venezuela                    12/8/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     45563                          Philippines                  6/30/89
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     TM66711                        Thailand                     12/25/97
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     1,041,673                      United States                6/22/76
-------------------------------------------------------------------------------------------------------------------
LANSING                                    2,106,856                      United States                10/21/97
-------------------------------------------------------------------------------------------------------------------
VOICE OF THE HIGHWAY                       1,172,997                      United States                10/13/81
-------------------------------------------------------------------------------------------------------------------
VOICE OF THE THEATRE                       964642                         Japan                        5/31/72
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                                LIST OF LICENSES


License to Telex Communications, Inc. dated April ____, 2000.

                                    EXHIBIT C
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

         KNOW ALL MEN BY THESE PRESENTS, that ALTEC LANSING TECHNOLOGIES, INC. ("Debtor"), having an office at Route 6 and 209, Milford, Pennsylvania 18337 hereby appoints and constitutes, severally, TELEX COMMUNICATIONS, INC. ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority, upon the occurrence of any Event of Default, to perform the following acts on behalf of Debtor:

         1. Execution and delivery of any and all agreements, documents, instrument of assignment or other papers which Secured Party, in its good faith discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right title, and interest of Debtor in and to any Marks as that term is defined in that certain Trademark Collateral Assignment and Security Agreement dated April __, 2000 by and between Debtor and Secured Party and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

         2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its good faith discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

         This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement are paid in full and the Security Agreement is terminated in writing by Secured Party, and is automatically revoked upon the termination of the Security Agreement.

Dated:  April ___, 2000

                                     ALTEC LANSING TECHNOLOGIES, INC.

                                     By:
                                        ---------------------------------
                                     Name:
                                          -------------------------------

                                     Title:
                                           ------------------------------

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )


         On this _____ day of April, 2000, before me personally came ____________________ to me known, who being duly sworn, did depose and say, that he is the ____________ of Altec Lansing Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                  ---------------------------------------
                                  Notary Public

                                 Exhibit 2.4(b)

             TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT



DATE:       April __, 2000            ("Effective Date")

PARTIES:    Telex Communications, Inc.        ("Secured Party")
            9600 Aldrich Avenue South
            Minneapolis, MN  55420

            Altec Lansing Technologies, Inc.  ("Debtor")
            Route 6 and 209
            Milford, PA  18337

RECITALS:

         A. Pursuant to that certain Purchase and Sale Agreement ("Purchase Agreement") between the parties dated March 30, 2000, Secured Party has assigned to Debtor all right, title and interest in and to certain trademarks and trademark registrations in connection with the Altec Lansing brand including the trademark registrations listed on the attached Exhibit A (hereinafter the "Registered Marks"), and common law trademarks in the marks ALTEC, ALTEC LANSING, LANSING, VOICE OF THE HIGHWAY, and VOICE OF THE THEATRE, and numerous designs used in connection with the foregoing (hereinafter, such registered and unregistered trademarks being referred to as the "Marks"), subject to the Telex License (as that term is defined in the Purchase Agreement).

         B. Pursuant to that certain Settlement Agreement between the parties dated March 29, 2000, the parties have resolved certain other outstanding issues between them ("Settlement Agreement").

         C. Subject to the Telex License and the other terms of the Purchase Agreement and Settlement Agreement, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the Marks.

         D. The provisions of the Settlement Agreement and of the Purchase Agreement by and between Secured Party and Debtor set forth certain financing arrangements pursuant to which Secured Party may make loans and advances and provide other financial accommodations to Debtor as set forth in certain promissory notes, dated of even date herewith, (see Article 2.2(c) and 2.2(d) of the Settlement Agreement) made by Debtor in favor of Secured Party (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Promissory Notes") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement; and

         E. To induce Secured Party to accept the Promissory Notes and to provide financial accommodations to Debtor pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein.

AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows (the "Agreement"):

         1.       GRANT OF SECURITY INTEREST

         As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a lien and security interest upon, and a conditional assignment of, the following (being collectively referred to herein as the "Collateral"): (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to the Marks, together with all rights and privileges arising under applicable law with respect to Debtor's use of any of the Marks; (b) the goodwill of the business symbolized by each of the Marks; (c) all future income, fees, royalties and other payments at any time due or payable with respect to the Marks, including, without limitation, payments under all licenses at any time entered into in connection with the Marks; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; and (f) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of the Marks.

         2.       OBLIGATIONS SECURED

         The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party, arising under this Agreement, the Purchase Agreement, the Settlement Agreement and/or the Promissory Notes (collectively, the "Financing Agreements") including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Promissory Notes or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party (all of the foregoing being collectively referred to herein as the "Obligations").

         3.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

         (a) Debtor shall pay and perform all of the Obligations according to their terms.

         (b) Debtor owns the title to all of the existing Collateral, and has the right and power to grant the security interest and conditional assignment granted hereunder. Debtor shall, at Debtor's expense, perform all commercially reasonable acts and execute all documents necessary to maintain the existence of the Collateral (as commercially reasonable) consisting of registered Marks as registered trademarks and, where commercially reasonable, to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests of encumbrances of any nature whatsoever, except:
(i) to a first priority security interest granted to ALTI's Lender (as that term is defined in the Settlement Agreement) on the date hereof; (ii) the security interests granted hereunder and pursuant to the Promissory Notes; (iii) the security interests permitted under the Settlement Agreement between the parties dated March 29, 2000, and (iv) the licenses permitted under Section 3(e) below.

         (c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, except as otherwise permitted herein or in the Promissory Notes. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder. Secured Party hereby expressly permits Debtor to grant such non-exclusive licenses to the Marks as are commercially reasonable under the circumstances. Secured Party hereby expressly permits the Debtor to grant a first priority security interest in the Collateral to ALTI's Lender on the date hereof. The Secured Party's rights and remedies under this Agreement are hereby expressly made subject and subordinate in lien and subject and subordinate in payment to ALTI's Lender's first priority security interest in the Collateral (including, without limitation, any future advances by ALTI's Lender to protect the Collateral or ALTI's Lender's lien thereon or rights thereto), and to all of ALTI's Lender's rights and remedies under the Subordination Agreement (as that term is defined in the Settlement Agreement) dated ____, 2000 by and between the Debtor, ALTI's Lender and the Secured Party.

         (d) Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents reasonably requested at any time by Secured Party to evidence the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Secured Party shall be permitted, at Secured Party's sole cost and expense, to perform all acts and execute all documents reasonably necessary to perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes

Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

         (e) As of the date hereof, Debtor has not granted any licenses with respect to the Marks other than as set forth in Exhibit B hereto.

         (f) Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to ________ for escrow, five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder. _______ shall be bound by this Agreement and shall hold and shall not deliver such Special Power of Attorney to Secured Party, except pursuant to the terms and conditions of this Agreement. ____________ shall make no copies of such Special Power of Attorney. Promptly upon termination of this Agreement, regardless of the reason for such termination, ______________ shall return to Debtor all five (5) originals of the Special Power of Attorney, and any copies thereof, except such originals as shall have properly been delivered to Secured Party under the terms and conditions of this Agreement.

         (g) Secured Party may, in its reasonable and good faith discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as reasonably requested by Secured Party to preserve, defend, protect maintain, record or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, reasonable attorneys' fees and legal expenses. Debtor shall be liable to Secured Party for such reasonable and actual payments as are made by Secured Party which payments were necessary to preserve, defend, protect maintain, or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Promissory Notes and shall be part of the Obligations secured hereby.

         (h) Debtor has not abandoned any of the Marks and Debtor will not do any act, nor omit to do any act, whereby the Marks may become abandoned, invalidated, unenforceable, avoided, or avoidable; provided, that, Debtor may abandon or fail to maintain any of the Marks after thirty (30) days prior written notice to Secured Party with respect to any Marks that satisfy each of the following conditions: (i) any such Trademark is no longer used or useful in the business of Debtor or any of its affiliates, (ii) any such Trademark has not been used by Debtor or any of its affiliates for a period of six (6) months in an applicable territory or more from the date of such written notice to Secured Party and (iii) any such Mark is not otherwise material to the business of Debtor or any of its affiliates in any respect and has little or no value. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Marks may become abandoned, canceled, invalidated, avoided, or avoidable.

         (i) Debtor shall render any assistance, as Secured Party shall in good faith determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Marks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings (except to the extent a trademark may be abandoned as permitted under Section 3(h) above).

         (j) Debtor shall promptly notify Secured Party if Debtor learns of any use by any person of any term or design which it believes infringes on any Mark or is likely to cause confusion with any Mark. Secured Party shall promptly notify Debtor if Secured Party learns of any use by any person of any term or design which it believes infringes on any Mark or is likely to cause confusion with any Mark. Debtor may, at Debtor's sole expense, bring such action as Debtor, in Debtor's sole discretion, may deem advisable for the protection of the Marks; any recovery from such action shall be for the sole use and benefit of Debtor. In the event that Debtor has not brought such action, and Secured Party, in Secured Party's sole discretion deems such action advisable for the protection of Secured Party's interest in and to the Marks, Secured Party may bring such action. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Marks.

         (k) Debtor assumes all responsibility and liability arising from its use of the Marks and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). Debtor shall not be obligated to so indemnify and hold Secured Party harmless to the extent such losses, costs, damages, expenses and liabilities are caused by the negligence or willful misconduct of Telex. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or nonrenewal of the Promissory Notes.

         (l) Except as otherwise set forth herein, Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and reasonable attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Obligations set forth in the Promissory Notes and shall be part of the Obligations secured hereby.

         (m) This Agreement creates a valid security interest in the Collateral securing the payment of the Obligations.

         4.       EVENTS OF DEFAULT

         All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any Event of Default, as such term is defined in the Promissory Notes (each an "Event of Default" hereunder).

         5.       RIGHTS AND REMEDIES

         At any time an Event of Default has occurred and is continuing in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, the Promissory Notes, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

         (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Marks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Marks for the sale of goods, completion of work-in-process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor.

         (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its good faith discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

         (c) __________ may release from escrow one or more of the five (5) originals of the Special Power of Attorney held pursuant to paragraph 3(f) of this Agreement. Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of ten (10) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its good faith discretion, deem appropriate or proper to complete such assignment sale, or disposition. In any such event, Debtor shall be liable for any deficiency and, in the event of any surplus, such surplus shall be paid to Debtor or such other person as may be entitled thereto under applicable law or order of any court or other governmental authority.

         (d) In addition to the foregoing, in order to implement the assignment sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Marks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys' fees and legal expenses.

         (e) Secured Party shall apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the Obligations in such order and manner as Secured Party may reasonably determine. Debtor shall remain liable to Secured Party for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount together with interest at the rate then applicable to the Obligations set forth in the Promissory Notes. In the event of any surplus, such surplus shall be paid to Debtor or such other person as may be entitled thereto under applicable law or order of any court or other governmental authority.

         (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Marks and Debtor's customer lists and other records relating to the Marks and the distribution thereof

         (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

         6.       JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

         (a) The validity, interpretation and enforcement of this Agreement and the Promissory Note and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Minnesota (without giving effect to principles of conflicts of law).

         (b) Debtor and Secured Party irrevocably consent and submit to the non-exclusive jurisdiction of the courts of the State of Minnesota, and the United States District Court for the District of Minnesota and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Debtor and Secured Party in respect of this Agreement, the Promissory Notes, or the other Financing Agreements, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agrees that it shall not bring any action with respect to any such matters except in such courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which is reasonably necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

         (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed ten (10) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested. Secured Party hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed ten (10) days after the same shall have been so deposited in the U.S. mails.

         (d) DEBTOR AND SECURED PARTY EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND SECURED PARTY IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AND SECURED PARTY EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR SECURED PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR AND SECURED PARTY TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         (e) Secured Party shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a judgment or court order binding on Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct.

         7.       MISCELLANEOUS

         (a) Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed to have been given, when received, if personally delivered, faxed during business hours or delivered by nationally recognized overnight courier service, and three (3) business days after deposit or when actual received, whichever occurs first, if placed in the U.S. mail for delivery by registered or certified mail, return receipt requested, postage prepaid addressed as follows:

                  (i)      To Secured Party at:

                                    Telex Communications, Inc.
                                    9600 Aldrich Avenue South
                                    Minneapolis, MN 55420
                                    Attention:  President and
                                    Attention:  General Counsel

                           With a copy to

                                    Ann M. Ladd
                                    Fredrikson & Byron, P.A.
                                    1100 International Centre
                                    900 Second Avenue South
                                    Minneapolis, MN 55402

                  (ii)     To Debtor at:

                                    Altec Lansing Technologies, Inc.
                                    Route 6 and 209
                                    Milford, PA 18337
                                    Attention: President

                           With a copy to

                                    Adam B. Landa, Esq.
                                    Graham & James LLP
                                    885 Third Avenue 21
                                    New York, NY 10022

Addresses may be changed by written notice given pursuant to this Section.

         (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Debtor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects S corporation status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust unincorporated association, joint stock company, trust joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

         (c) This Agreement, the Promissory Notes and any other document referred to herein or therein shall be binding upon each party and its successors and assigns and inure to the benefit of and be enforceable by each party and its successors and assigns.

         (d) If any provision of this Agreement or its application to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of the provisions to other persons or circumstances shall not be affected thereby, and this Agreement shall be enforced to the greatest extent permitted by law.

         (e) This Agreement, together with the Exhibits and the related written agreements specifically referred to herein, represents the only agreement among the parties concerning the subject matter hereof and supersedes all prior agreements, whether written or oral, relating thereto. No purported amendment, modification or waiver of any provision hereof shall be binding unless set forth in a written document signed by all parties (in the case of amendments or modifications) or by the party to be charged thereby (in the case of waivers). No consent or waiver, expressed or implied, by either party to or of any breach or default by the other party in the performance by the other party of its obligations under this Agreement shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by that party of the same or any other obligations of that party. Failure on the part of either party to complain of any act or failure to act on the part of the other party or to declare the other party in default, irrespective of how long the failure continues, shall not constitute a waiver by that party of its rights under this Agreement.

         IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.


                                            ALTEC LANSING TECHNOLOGIES, INC.


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                            TELEX COMMUNICATIONS, INC.

                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )


         On this ____ day of April, 2000, before me personally came _________________ to me known, who being duly sworn, did depose and say, that he/she is the ______________ of Altec Lansing Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.


                                  -------------------------------------
                                  Notary Public



STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

         On this ____ day of April, 2000, before me personally came ________________ to me known, who being duly sworn, did depose and say, that he/she is the _______________ of Telex Communications, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his/her name thereto by order of the Board of Directors of said corporation.


                                  -------------------------------------
                                  Notary Public

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                                  LIST OF MARKS


Mark                                       Registration Number            Country                      Issue Date
----                                       -------------------            -------                      ----------
ALTEC                                      1380268                        Argentina                    4/30/90
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      A200324                        Australia                    2/17/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      58120                          Austria                      9/29/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      60565                          Greece                       2/10/78
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      88484                          Hong Kong                    11/21/79
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      103227                         Mexico                       7/13/66
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      132011                         Sweden                       7/10/70
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      354145                         Switzerland                  2/10/87
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      101768                         Turkey                       4/20/97
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      890602                         United Kingdom               7/16/67
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      860,432                        United States                11/19/68
-------------------------------------------------------------------------------------------------------------------
ALTEC                                      534,754                        United States                12/12/50
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              A348153                        Australia                    7/7/80
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              335509                         Benelux                      6/17/75
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              7033885                        Brazil                       12/10/89
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              216049                         Canada                       9/17/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              369189                         Chile                        5/28/81
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              351185                         Chile                        1/17/90
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              9900147973 (App. No.)          China
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              6041979                        Denmark                      2/23/79
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              78861                          Finland                      9/21/81
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              1309979                        France                       4/25/95
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              947128                         Germany                      7/22/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              25501982                       Hong Kong                    7/6/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              429736                         Indonesia                    6/29/99
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              95565                          Ireland                      7/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              46192                          Israel                       7/6/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              639074                         Italy                        12/12/94
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              1354774                        Japan                        10/31/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              M79979                         Malaysia                     9/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              197420                         Mexico                       9/8/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              124571                         New Zealand                  7/26/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              104142                         Norway                       1/24/80
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              103459 (App. No.)              Pakistan
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              14479                          Peru                         3/30/95
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              63938                          Singapore                    4/12/75
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              783660                         South Africa                 7/31/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              56392                          South Korea                  6/27/78
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              787240                         Spain                        5/24/77
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              87020                          Taiwan                       1/1/77
-------------------------------------------------------------------------------------------------------------------

Mark                                       Registration Number            Country                      Issue Date
----                                       -------------------            -------                      ----------
ALTEC LANSING                              1040220                        United Kingdom               12/9/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              2,113,891                      United States                11/18/97
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              308193                         Uruguay                      11/25/98
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING                              83520F                         Venezuela                    12/8/76
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     45563                          Philippines                  6/30/89
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     TM66711                        Thailand                     12/25/97
-------------------------------------------------------------------------------------------------------------------
ALTEC LANSING & DESIGN                     1,041,673                      United States                6/22/76
-------------------------------------------------------------------------------------------------------------------
LANSING                                    2,106,856                      United States                10/21/97
-------------------------------------------------------------------------------------------------------------------
VOICE OF THE HIGHWAY                       1,172,997                      United States                10/13/81
-------------------------------------------------------------------------------------------------------------------
VOICE OF THE THEATRE                       964642                         Japan                        5/31/72
-------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                                LIST OF LICENSES


License to Telex Communications, Inc. dated April ____, 2000.

                                    EXHIBIT C
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )

         KNOW ALL MEN BY THESE PRESENTS, that ALTEC LANSING TECHNOLOGIES, INC. ("Debtor"), having an office at Route 6 and 209, Milford, Pennsylvania 18337 hereby appoints and constitutes, severally, TELEX COMMUNICATIONS, INC. ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform, upon the occurrence of any Event of Default, the following acts on behalf of Debtor:

         1. Execution and delivery of any and all agreements, documents, instrument of assignment or other papers which Secured Party, in its good faith discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right title, and interest of Debtor in and to any Marks as that term is defined in that certain Trademark Collateral Assignment and Security Agreement dated April ___, 2000 by and between Debtor and Secured Party and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

         2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its good faith discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

         This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement are paid in full and the Security Agreement is terminated in writing by Secured Party, and is automatically revoked upon the termination of the Security Agreement.

Dated:  April ___, 2000

                                       ALTEC LANSING TECHNOLOGIES, INC.

                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------

                                       Title:
                                             -----------------------------

STATE OF MINNESOTA         )
                           ) ss.:
COUNTY OF HENNEPIN         )


         On this _____ day of April, 2000, before me personally came ____________________ to me known, who being duly sworn, did depose and say, that he is the ____________ of Altec Lansing Technologies, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                  ------------------------------
                                  Notary Public

                                    Exhibit 7
                             Mutual General Release


DATE:             April ___, 2000 ("Effective Date")

PARTIES:          Altec Lansing Technologies, Inc.                     ("ALTI")
                  Route 6 and 209
                  Milford, PA 18337

                  Telex Communications, Inc.                           ("Telex")
                  9600 Aldrich Avenue South
                  Minneapolis, MN 55420


RECITALS:

WHEREAS, ALTI and Telex are parties to a Trademark License Agreement dated November 5, 1985, as amended (the "License Agreement"); and

WHEREAS, the Telex and ALTI have entered into a Settlement Agreement dates March 29, 2000 (the "Settlement Agreement"); and

WHEREAS, the parties have agreed, in accordance with the terms of the Settlement Agreement, to settle certain disputes between them and to release all other claims they may have arising under the License Agreement.

NOW, THEREFORE, in consideration of the mutual releases granted herein and other good and valuable consideration exchanged between the parties, including the mutual promises and covenants contained in the Settlement Agreement, the parties agree as follows:


AGREEMENT

         1. ALTI hereby release and forever discharge Telex, its past, present and future officers, directors, agents, servants, employees and their respective heirs, legal representatives, successors and assigns, of and from any and all claims, demands, obligations, damages, controversies, suits, liabilities, actions or causes of action of any kind whatsoever, whether known or unknown, in law or in equity (collectively the "ALTI Claims"), based on events that occurred on or before the Effective Date, other than ALTI Claims arising under or relating to the Settlement Agreement, License Agreement or the Purchase and Sale Agreement by and between the parties dated March 30, 2000 (the "Purchase Agreement").

         2. Telex hereby release and forever discharge ALTI, its past, present and future officers, directors, agents, servants, employees and their respective heirs, legal representatives, successors and assigns, of and from any and all claims, demands, obligations, damages, controversies, suits, liabilities, actions or causes of action of any kind whatsoever, whether known or unknown, in law or in equity, (collectively the "Telex Claims"), based upon events that occurred on or before the Effective Date, other than Telex Claims arising under or relating to the Settlement Agreement, License Agreement or the Purchase Agreement, $3,000,000 Promissory Note, $1,000,000 Promissory Note, $500,000 Promissory Note, or Trademark Collateral Assignment and Security Agreement.

         IN WITNESS WHEREOF, ALTI has caused this Release to be executed in the manner appropriate, all as of the day and year first above written.


                                         ALTEC LANSING TECHNOLOGIES, INC.


                                         By:
                                            --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------



         IN WITNESS WHEREOF, Telex has caused this Release to be executed in the manner appropriate, all as of the day and year first above written.


                                         TELEX COMMUNICATIONS, INC.


                                         By:
                                            --------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------



                                       2